UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     January 25, 2007
                                                ______________________________



                 Home Federal Bancorp, Inc. of Louisiana
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)




           Federal                   000-51117                   86-1127166
______________________________________________________________________________
(State or other jurisdiction  (Commission File Number)        (IRS Employer
of incorporation)                                          Identification No.)



624 Market Street, Shreveport, Louisiana                           71101
______________________________________________________________________________
(Address of principal executive offices)                        (Zip Code)




Registrant's telephone number, including area code     (318) 222-1145
                                                  ____________________________



                              Not Applicable
______________________________________________________________________________
      (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 2.02 Results of Operations and Financial Condition
          ---------------------------------------------

     On January 25, 2007, Home Federal Bancorp, Inc. of Louisiana (the "Company") reported its results of operations for the quarter and six months ended December 31, 2006.

     For additional information, reference is made to the Company's press release dated January 25, 2007, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the SEC and shall not be deemed to be "filed" for any purpose except as otherwise provided herein.


Item 9.01 Financial Statements and Exhibits
          ---------------------------------

     (a)  Not applicable.
     (b)  Not applicable.
     (c)  Not applicable.
     (d)  Exhibits

     The following exhibit is filed herewith.

     Exhibit Number         Description
     ----------------       ----------------------------------------

     99.1                   Press release dated January 25, 2007


















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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              HOME FEDERAL BANCORP, INC. OF LOUISIANA



Date:  January 25, 2007       By: /s/ Clyde D. Patterson
                                  -------------------------------------
                                  Clyde D. Patterson
                                  Executive Vice President



























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                               EXHIBIT INDEX


     Exhibit Number         Description
     ----------------       ----------------------------------------

     99.1                   Press release dated January 25, 2007